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                                                                      EXHIBIT 32



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ENACTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Merchants Bancorp, Inc. (the "Company") on Form 10-Q for the fiscal period ending September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Paul W. Pence, Jr., Chief Executive Officer and Principal Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/ Paul W. Pence, Jr.


Paul W. Pence, Jr.
Chief Executive Officer and
Chief Financial Officer

November 13, 2004